SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

Bristol-Myers Squibb Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-1136	22-0790350
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

345 Park Avenue

New York, NY 10154

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 29, 2015, Bristol-Myers Squibb Company (the “Company”) agreed to sell €575,000,000 aggregate principal amount of its 1.000% notes due 2025 and €575,000,000 aggregate principal amount of its 1.750% notes due 2035 (collectively, the “Notes”), pursuant to the Underwriting Agreement, dated April 29, 2015 (the “Underwriting Agreement”), among the Company and the several underwriters listed on Schedule II of the Underwriting Agreement. BNP Paribas, Goldman, Sachs & Co., Merrill Lynch International and Morgan Stanley & Co. International plc acted as joint book-running managers of the underwriters.

The sale of the Notes closed on May 5, 2015. The Notes were issued pursuant to that certain Indenture, dated as of June 1, 1993 (the “Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Eighth Supplemental Indenture, dated as of May 5, 2015, between the Company and the Trustee (the “Eighth Supplemental Indenture”). The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (No. 333-182852).

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K. The Eighth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K. The forms of Notes are filed as Exhibits 4.2 and 4.3, respectively, to this Current Report on Form 8-K. In connection with the issuance of the Notes, the opinion of Covington & Burling LLP with respect to the validity of the Notes is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 29, 2015, relating to the €575,000,000 1.000% notes due 2025 and €575,000,000 1.750% notes due 2035.

4.1	Eighth Supplemental Indenture, dated as of May 5, 2015, between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993.

4.2	Form of €575,000,000 1.000% Notes due 2025 (included as Exhibit A to Exhibit 4.1).

4.3	Form of €575,000,000 1.750% Notes due 2035 (included as Exhibit B to Exhibit 4.1).

5.1	Opinion of Covington & Burling LLP relating to the Notes.

23.1	Consent of Covington & Burling LLP (set forth in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bristol-Myers Squibb Company

By:	/s/ Sandra Leung
Name:	Sandra Leung
Title:	General Counsel and Corporate Secretary

Dated: May 5, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 29, 2015, relating to the €575,000,000 1.000% notes due 2025 and €575,000,000 1.750% notes due 2035.

4.1	Eighth Supplemental Indenture, dated as of May 5, 2015, between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993.

4.2	Form of 1.000% Notes due 2025 (included as Exhibit A to Exhibit 4.1)

4.3	Form of 1.750% Notes due 2035 (included as Exhibit B to Exhibit 4.1).

5.1	Opinion of Covington & Burling LLP relating to the Notes.

23.1	Consent of Covington & Burling LLP (set forth in Exhibit 5.1).